UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2024

KNOW LABS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37479	90-0273142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

619 Western Avenue, Suite 610, Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

(206) 903-1351
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	KNW	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Know Labs, Inc. (the “Company”), an emerging leader in non-invasive medical diagnostics technology, held its 2024 Annual Meeting of Stockholders on September 26, 2024.  The results of the Annual Meeting are set forth below.

As of July 30, 2024, the record date, there were 86,368,897 shares of common stock outstanding and 408,474 shares of common stock that can be voted on an as-if-converted basis from shares of preferred stock, for a total of 86,777,171 shares eligible to vote at this meeting. Proxies representing 56,964,556 shares have been signed and delivered.  This constitutes 65.6% of the total shareholders of the Company.

Each of the matters considered at the meeting was described in detail in the definitive proxy statement on Schedule 14A that the Company filed with the Securities and Exchange Commission on August 5, 2024.

Proposal No. 1 - Elected seven nominees to serve on the Board until the 2025 Annual Meeting of Stockholders as follows:

Motion	Description	Vote	Shares
1	Election of Directors (All Directors)	For	35,837,461
		Against	-
		Withheld	352,777
		Broker Non-Votes	20,774,318

Proposal No. 2 - Approved and ratified the appointment of BPM, LLP of Walnut Creek, CA as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024 as follows:

Motion	Description	Vote	Shares
2	Ratification of BPM LLP as the Independent Registered Public Accounting Firm	For	56,736,882
		Against	191,296
		Withheld	36,378
		Broker Non-Votes	-

Proposal No. 3 - Authorized, for purposes of complying with NYSE American Rule 713, the issuance of shares of our common stock underlying convertible notes and warrants issued pursuant to the terms and provisions of that certain Securities Purchase Agreement, dated February 27, 2024, by and among the Company and Lind Global Fund II LP (“Lind”) in an amount equal to or in excess of 20% of our common stock outstanding as follows:

Motion	Description	Vote	Shares
3	Authorization of shares of Common Stock	For	34,315,368
	in Accordance with NYSE American Rule 713	Against	1,580,024
		Withheld	294,846
		Broker Non-Votes	21,774,318

Proposal No. 4 - Approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the attached Proxy Statement as follows:

Motion	Description	Vote	Shares
4	To Approve on a Non-Binding Basis the	For	34,052,268
	Compensation of the Company's Named	Against	1,434,125
	Executive Officers	Withheld	703,845
		Broker Non-Votes	20,774,318

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2024	KNOW LABS, INC.

/s/ Ronald P. Erickson
Name: Ronald P. Erickson
Title: Chairman of the Board

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